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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                  June 27, 2002
                        --------------------------------
                Date of report (Date of Earliest Event Reported)




                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of Registrant as specified in Its Charter)


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
              VIRGINIA                               01-15049                         54-1873198
------------------------------------        ----------------------------        ---------------------
(State or other jurisdiction of             (Commission File Number)               (I.R.S. Employer
          incorporation)                                                          Identification No.)
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     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
     ----------------------------------------------------------------------
             (Address of principal executive offices and zip code)




                                 (703) 469-1000
               --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5.        OTHER EVENTS.

        This report contains as an exhibit the Underwriting Agreement between FBR Asset Investment Corporation (the "Company"), on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Credit Suisse First Boston Corporation, Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Flagstone Securities, LLC, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand, in connection with (1) the sale of 6,000,000 shares of the Company's common stock, $0.01 par value per share, and (2) the grant of an option to purchase all or any part of 900,000 additional shares of common stock to cover over-allotments, if any, pursuant to the Company's Prospectus Supplement dated June 27, 2002, and accompanying base Prospectus dated June 24, 2002, included as part of the Registration Statement on Form S-3 (No. 333-90572) filed with the Securities and Exchange Commission on June 14, 2002 and as amended on June 21, 2002.

        In addition, this report contains as an exhibit the consent of KPMG LLP to the incorporation by reference in the registration statements (Nos. 333-90572 and 333-76906) on Form S-3 of FBR Asset Investment Corporation of KPMG LLP's report dated June 26, 2002, with respect to the consolidated statements of financial condition of FBR Asset Investment Corporation as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2001, which report appears in the December 31, 2001 annual report on Form 10-K/A of the Company. KPMG LLP also consents to the reference to KPMG LLP under the headings "Experts", "Audit of our Financial Statements by KPMG LLP" and "Independent Accountants" in the registration statements (Nos. 333-90572 and 333-76906) on Form S-3.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits

               Exhibit 1.1 Underwriting Agreement between FBR Asset Investment Corporation, on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Credit Suisse First Boston Corporation, Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Flagstone Securities, LLC, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand.

               Exhibit 23.1     Independent Auditors' Consent



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FBR ASSET INVESTMENT CORPORATION


Date: June 28, 2002          By:            /s/ Kurt R. Harrington
                                    -------------------------------------------
                                            Kurt R. Harrington
                                            Chief Financial Officer

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                                LIST OF EXHIBITS

1.1 Underwriting Agreement between FBR Asset Investment Corporation, on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Credit Suisse First Boston Corporation, Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Flagstone Securities, LLC, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand.

23.1    Independent Auditors' Consent